8-K FILED APRIL 25, 2017 FIRST QUARTER 2017 SUPPLEMENTAL FINANCIAL INFORMATION

1 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace, and adverse actions of governmental and other third- party payers. Actual results could differ materially from those suggested by these forward- looking statements. Further information on potential factors that could affect the operating and financial results of Laboratory Corporation of America Holdings (the “Company”) is included in the Company’s Form 10-K for the year ended December 31, 2016, and subsequent Forms 10-Q, including in each case under the heading risk factors, and in the Company’s other filings with the SEC. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

2 USE OF ADJUSTED MEASURES The Company has provided in this presentation “adjusted” financial information that has not been prepared in accordance with GAAP, including Adjusted EPS, Adjusted Operating Income, Free Cash Flow, and certain segment information. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the tables accompanying this presentation.

3 LabCorp Diagnostics The LabCorp Diagnostics segment includes historical LabCorp business units, excluding its Clinical Trials operations (which are part of the Covance Drug Development segment), and including the Nutritional Chemistry and Food Safety operations acquired as part of the Covance acquisition. Covance Drug Development The Covance Drug Development segment includes historical Covance business units, excluding its Nutritional Chemistry and Food Safety operations (which are part of the LabCorp Diagnostics segment), and including the LabCorp Clinical Trials operations. OPERATING SEGMENT OVERVIEW

4 FIRST QUARTER CONSOLIDATED RESULTS (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring charges and special items (2) See Reconciliation of non-GAAP Financial Measures on slides 13 – 16 1Q17 1Q16 % Change Net Revenue $2,408.1 $2,295.2 4.9% Adjusted Operating Income(1) (2) $391.3 $373.1 4.9% Adjusted Operating Margin 16.2% 16.3% (10 bps) Adjusted EPS(1) (2) $2.22 $2.05 8.3% Operating Cash Flow $233.8 $127.6 83.2% Less: Capital Expenditures ($ 72.2) ($ 71.4) (1.1%) Free Cash Flow $161.6 $ 56.2 187.5%

5 FIRST QUARTER PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Covance Drug Development’s results exclude the impact from the wind-down of operations relating to a committed minimum volume contract that expired on October 31, 2015 (3) Adjusted Operating Income excludes amortization, restructuring charges and special items (4) See Reconciliation of non-GAAP Financial Measures on slides 13 – 16 1Q17 1Q16 % Change Net Revenue LabCorp Diagnostics $1,717.9 $1,590.6 8.0% Covance Drug Development(2) $690.3 $703.1 (1.8%) Total Net Revenue(2) $2,408.1 $2,293.6 4.9% Adjusted Operating Income(3) (4) LabCorp Diagnostics $341.0 $308.0 10.7% Adjusted Operating Margin 19.9% 19.4% 50 bps Covance Drug Development $83.5 $103.2 (19.1%) Adjusted Operating Margin 12.1% 14.7% (260 bps) Unallocated Corporate Expense ($33.2) ($38.0) 12.6% Total Adjusted Operating Income $391.3 $373.1 4.9% Total Adjusted Operating Margin 16.2% 16.3% (10 bps)

6 SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) 1Q16 2Q16 3Q16 4Q16 1Q17 Total Depreciation $75.9 $77.9 $78.0 $79.3 $78.4 Total Amortization(1) $44.3 $45.3 $41.1 $48.8 $47.6 Total Adjusted EBITDA(2) $450.8 $505.4 $485.0 $469.3 $472.2 Total Debt to Last Twelve Months Adjusted EBITDA(2) 3.5x 3.3x 3.3x 3.1x 3.1x Total Net Debt to Last Twelve Months Adjusted EBITDA(2) 3.1x 2.9x 3.0x 2.9x 2.9x (1) Excludes amortization of deferred financing fees (2) Adjusted EBITDA excludes restructuring charges and special items. See reconciliation on slide 12.

7 COVANCE DRUG DEVELOPMENT: SELECT FINANCIAL METRICS(1) Trailing Twelve Month (TTM) Results Net Orders Net Book-to-Bill TTM Ending March 31, 2017 $3.2 billion 1.15x TTM Ending December 31, 2016 $3.1 billion 1.11x Backlog Estimated revenue expected to convert from backlog in the next twelve months As of March 31, 2017 $5.2 billion $2.1 billion As of December 31, 2016 $4.9 billion $2.0 billion (1) Beginning with the fourth quarter of 2016, the Company began reporting net orders, net book-to-bill and backlog based upon fully-executed contracted awards. The Company believes this methodology is a more conservative and objective practice, providing greater visibility into its revenue conversion from the backlog. Results shown include the impact from cancellations and foreign currency translation.

8 (1) Revenues recognized in over 30 currencies; the largest foreign currency accounts for less than 10% of total net revenue Segment Distribution LabCorp Diagnostics 71.3% Covance Drug Development 28.7% USA 81.3% Geographic Distribution Rest of World(1) 18.7% FIRST QUARTER 2017 NET REVENUE DISTRIBUTION

9 FIRST QUARTER 2017 FOREIGN EXCHANGE IMPACT TO NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $2,408 4.9% Foreign Exchange Impact $9 0.4% Net Revenue, Constant Currency $2,417 5.3% LabCorp Diagnostics Net Revenue, as Reported $1,718 8.0% Foreign Exchange Impact ($1) (0.1%) Net Revenue, Constant Currency $1,717 7.9% Covance Drug Development Net Revenue, as Reported $690 (1.8%) Foreign Exchange Impact $11 1.5% Net Revenue, Constant Currency $701 (0.3%)

10 2017 FINANCIAL GUIDANCE Prior Guidance (assumes foreign exchange rates effective as of December 31, 2016) Current Guidance (assumes foreign exchange rates effective as of March 31, 2017) Total net revenue growth: 4.5% – 6.5%(2) 3.5% – 5.5%(3) LabCorp Diagnostics net revenue growth: 4.5% – 6.5%(4) 5.0% – 7.0%(5) Covance Drug Development net revenue growth: 3.5% – 5.5%(6) 0.0% – 2.0%(7) Adjusted EPS (1): $9.35 – $9.75 $9.20 – $9.60 Free cash flow: $925 Million – $975 Million $925 Million – $975 Million (1) Excludes the impact from amortization, restructuring charges and special items. (2) Included the impact from approximately 60 basis points of negative currency. (3) Includes the impact from approximately 40 basis points of negative currency. (4) Included the impact from approximately 10 basis points of negative currency. (5) Includes the impact from approximately 10 basis points of negative currency. (6) Included the impact from approximately 180 basis points of negative currency. (7) Includes the impact from approximately 130 basis points of negative currency.

11 2016 1Q 2Q 3Q 4Q Full-Year LabCorp Diagnostics Net Revenue $1,590.6 $1,659.7 $1,671.8 $1,671.8 $6,593.9 Adjusted Operating Income (2) $308.0 $355.3 $341.8 $317.8 $1,322.9 Adjusted Operating Margin (2) 19.4% 21.4% 20.4% 19.0% 20.1% Covance Drug Development Net Revenue $703.1 $722.4 $701.1 $715.6 $2,842.2 Adjusted Operating Income (2) $103.2 $107.5 $95.5 $106.5 $412.7 Adjusted Operating Margin (2) 14.7% 14.9% 13.6% 14.9% 14.5% Consolidated Net Revenue $2,293.6 $2,382.0 $2,372.7 $2,387.3 $9,435.6 Adjusted Segment Operating Income (2) $411.1 $462.8 $437.3 $424.3 $1,735.6 Unallocated Corporate Expenses ($38.0) ($37.6) ($33.3) ($36.5) ($145.4) Consolidated Adjusted Operating Income (2) $373.1 $425.2 $404.0 $387.8 $1,590.1 Adjusted Operating Margin (2) 16.3% 17.9% 17.0% 16.2% 16.9% Adjusted EPS (3) $2.05 $2.37 $2.25 $2.15 $8.83 2016 QUARTERLY RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations. Reconciliations of non-GAAP financial measures were filed with the SEC on April 25, 2016, July 27, 2016, October 26, 2016 and February 16, 2017 (2) Adjusted Operating Income and Margin exclude amortization, restructuring charges and special items. In addition, during the third quarter of 2016, the Company reclassified certain gross receipts taxes from its provision for income taxes to selling, general and administrative expenses. This revision impacts Adjusted Operating Income and Margin and was made for all periods presented, as shown. These adjustments had no impact on reported net income or EPS. (3) Adjusted EPS exclude amortization, restructuring charges and special items. In addition, Adjusted EPS exclude amortization, restructuring charges and special items. In the third quarter of 2016, the Company adopted the provision of the new FASB Accounting Standard on Share-Based Payment Accounting. The standard requires that companies recognize all income tax impacts of share-based payments in their provision for income taxes. Before adoption, this impact had been recorded as an adjustment of the Company's income tax liabi lity and additional paid-in capital. The new standard also eliminates the use of estimated income tax impacts in the calculation of common stock equivalents in determining dilutive shares outstanding. Per the guidance in the new standard, the Company applied the standard retroactively to the beginning of 2016.

12 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – ADJUSTED EBITDA (DOLLARS IN MILLIONS) 1Q16 2Q16 3Q16 4Q16 1Q17 LabCorp Operating Income $299.5 $365.5 $324.0 $323.4 $332.7 Add: Restructuring and other special charges $19.2 $6.6 $22.8 $9.8 $3.9 Other special charges(1) $10.1 $7.9 $16.1 $5.8 $7.1 Depreciation $75.9 $77.9 $77.9 $79.3 $78.4 Amortization $44.3 $45.3 $41.1 $48.8 $47.6 Equity method income, net $1.4 $1.9 $2.6 $2.0 $2.3 Depreciation and amortization of equity method investments $0.4 $0.3 $0.5 $0.2 $0.2 Adjusted EBITDA $450.8 $505.4 $485.0 $469.3 $472.2 (1) Other special charges as disclosed by the Company in its quarterly earnings releases

13 Adjusted Operating Income 2017 2016 Operating Income 332.7$ 299.5$ Acquisition-related costs 4.4 2.9 Restructuring and other special charges 3.9 19.2 Consulting fees and executive transition expenses - 4.1 Wind-down of minimum volume contract operations - 1.6 LaunchPad system implementation costs 2.7 1.5 Amortization of intangibles and other assets 47.6 44.3 Adjusted operating income 391.3$ 373.1$ Adjusted EPS Diluted earnings per common share 1.84$ 1.58$ Restructuring and special items 0.07 0.18 Amortization expense 0.31 0.29 Adjusted EPS 2.22$ 2.05$ Three Months Ended March 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

14 Free Cash Flow: 2017 2016 Net cash provided by operating activities 233.8$ 127.6$ Less: Capital expenditures (72.2) (71.4) Free cash flow 161.6$ 56.2$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended March 31, RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

15 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 1) During the first quarter of 2017, the Company recorded net restructuring and other special charges of $3.9 million. The charges included $2.7 million in severance and other personnel costs along with $1.6 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.4 million in unused severance reserves. The Company incurred legal and other costs of $0.9 million relating to the recently completed acquisitions. The Company also recorded $2.6 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $0.9 million in short-term equity retention arrangements relating to the acquisition of Covance. In addition, the Company incurred $2.7 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2017, by $6.9 million and diluted earnings per share by $0.07 ($6.9 million divided by 104.3 million shares).

16 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 2) During the first quarter of 2016, the Company recorded net restructuring and other special charges of $19.2 million. The charges included $4.5 million in severance and other personnel costs along with $17.0 million in costs associated with facility closures and general integration initiatives. A substantial portion of these costs relate to the planned closure of duplicative data center operations. The Company reversed previously established reserves of $2.3 million in unused severance reserves primarily as the result of selling one of its minimum volume contract facilities to a third party. The Company incurred additional legal and other costs of $1.6 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $1.7 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.2 million in short-term equity retention arrangements relating to the acquisition of Covance and $4.1 million of accelerated equity compensation relating to the announced retirement of a Company executive. In addition, the Company incurred $1.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2016, by $19.0 million and diluted earnings per share by $0.18 ($19.0 million divided by 103.6 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended March 31, 2017 and 2016, intangible amortization was $47.6 million and $44.3 million, respectively ($32.4 million and $30.1 million net of tax, respectively) and decreased EPS by $0.31 ($32.4 million divided by 104.3 million shares) and $0.29 ($30.1 million divided by 103.8 million shares), respectively.